EXHIBIT 10.2


               ADDENDUM TO PROMISSORY NOTE DATED DECEMBER 28, 2001


I, Francis M. Williams, Holder of a Promissory Note dated December 28, 2001 from Transcor Waste Services, Inc. in the amount of $500,000.00 agree not to demand payment on such Note until January 1, 2004, or later. This Addendum does not affect interest accruing on the Note or any other terms of the Note.


                                  /s/ Francis M. Williams
                                  --------------------------------------------
                                  Francis M. William

                                  May 7, 2002




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